Subsequent Events	9 Months Ended	12 Months Ended
	Mar. 31, 2016	Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

NOTE 13. SUBSEQUENT EVENTS

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date of issuance of the financial statements.

The Company has been developing new retail products aimed at the compact action camera market. The Company anticipates releasing its first new camera product in the fourth fiscal quarter. These products are expected to be the Company’s flagship products. Subsequently, the Company’s working capital will be devoted to the manufacturing and introduction of these cameras and respective App software. The Company can make no assurances to the actual release date and commercial success of the products.

On April 27, 2016, the Company issued an additional convertible promissory note to Susannah Forest, the holder of an existing outstanding convertible note. The new note, from which the Company received $300,000 in gross proceeds, has a maturity date of November 30, 2017 and bears interest at 10% per annum. Like the previous note issued to this purchaser, the outstanding and unpaid principal and interest under the note is convertible at any time into shares of common stock of the Company. The conversion price is the amount equal to 75% of the volume weighted average price of the Company’s common stock for a 5-day period prior the conversion date. On May 13, 2016, the Company issued a new convertible promissory note to Edgestone Associates, Inc., from which the Company will receive $700,000 in gross proceeds when the full consideration is paid by the purchaser, and which has a maturity date of May 13, 2017 and bears interest at 10% per annum. The outstanding and unpaid principal and interest under this note is also convertible at any time into shares of common stock of the Company. The conversion price is the amount equal to 50% of the lowest intraday trading price during the 20-day period prior the conversion date. The number of shares into which the debt under each note is convertible is determined by dividing the amount of the debt being converted by the purchase price.

NOTE 8. SUBSEQUENT EVENTS

Concurrent with the closing of the Share Exchange on October 2, 2015, Life Clips issued to three accredited investors, a $617,578 aggregate principal amount 3.75% Convertible Note (the “Convertible Note”). The issuance and sale of the Convertible Note was not registered under the Securities Act at the time of sale and, therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes are entitled to convert to an aggregate of 26,426,620 shares of common stock.

Simultaneous upon the Share Exchange, the Company purchased 107,261,000 shares of our common stock from its former executive officers and directors for a price of approximately $ 0.0032 per share (an aggregate of $345,000).

On December 15, 2015, the Company filed Articles of Amendment to authorize 320,000,000 shares of common stock, to change the par value to $0.001 and to execute a 11:1 forward stock split. All common stock and per share data for the period presented in this Quarterly Report on Form 10-Q have been adjusted to give effect to the forward stock split.